Exhibit 10(c)                   GPN NETWORK, INC.

                                WARRANT AGREEMENT


         This Warrant Agreement (this "Agreement"), dated as of December 1, 2000, is between GPN Network, Inc., a Delaware corporation (the "Company") and each holder of a Warrant issued pursuant to this Agreement ("Warrant").

                  For the purpose of defining  the terms and  provisions  of the
Warrants,   the  Warrant  Shares  and  the  respective  rights  and  obligations thereunder, the Company and each holder of a Warrant hereby agree as follows:

         Section 1.  Transferability and Form of Warrants.

                  1.1 Registration.  All Warrants shall be numbered and shall be
                      ------------
registered on the books of the Company when issued.

                  1.2 Transfer.  The Warrants shall be transferable  only on the
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books of the Company maintained at its principal office,  wherever its principal office may then be located, upon delivery thereof duly endorsed by the registered holder of a Warrant (a "Warrantholder") or by its duly authorized
attorney  or  representative  and  with  the  signatures  properly   guaranteed,
accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new certificate evidencing each such Warrant to each person entitled thereto.

                  1.3  Limitations  on Transfer of the Warrants.  Warrants shall
                       ----------------------------------------
not be sold, transferred, assigned or hypothecated by the Holder except in compliance with applicable federal and state securities laws. Unless the context indicates otherwise, the term "Warrantholder" shall include the original Holder and any transferee or transferees of the Warrants pursuant to this subsection
1.3 and as otherwise permitted by this Agreement.

                  1.4 Form of Warrants. The text of the Warrants and of the form
                      ----------------
of election to purchase Warrant Shares shall be substantially as set forth in Exhibit A attached hereto. Warrants will be issued under this Agreement at exercise prices of $2.50 per share and $5.00 per share, in accordance with the Offering Memorandum entitled Limited Offer to Exercise Outstanding Warrant Units dated December 11, 2000 (the "Memorandum"). Except for the exercise price of warrants, all other terms of Warrants issued under this Warrant Agreement shall be identical. The aggregate number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chief Executive Officer or its President and attested to by its Treasurer, Chief Financial Officer or its Secretary. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the

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Company,  notwithstanding  that such  individual  shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement or at any time thereafter.

                      The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

                  1.5 Legend on Warrants and Warrant  Shares.  Each  certificate
                      --------------------------------------
evidencing a Warrant (or Warrant Shares issued upon exercise of a Warrant) shall bear the following legend, unless, at the time of exercise, such Warrant Shares are subject to a currently effective Registration Statement under the Securities Act of 1933, as amended (the "Act"):

                      "THIS WARRANT AND THE SECURITIES PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH WARRANTS AND SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to an effective registration statement under the Act, of the securities represented thereby) shall also bear the above legend unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions.

         Section 2. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitled such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates as so requested.

         Section 3. Term of Warrants; Exercise of Warrants; Registration Rights.

                  3.1 Term of Warrants.  Subject to the terms of this Agreement,
                      ----------------
the Warrantholder shall have the right, at any time, commencing on the date of issuance of each Warrant under this Agreement and ending 5:00 p.m., Pacific Time, on December 31, 2003 (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable Warrant Shares to which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly completed and executed, and upon payment to the


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

Company of the Warrant Price (as defined in and determined in accordance with the provisions of this Section 3 and Sections 7 and 8 hereof) for the number of Warrant Shares in respect of which such Warrants are then exercised, but in no event for less than 100 Warrant Shares (unless less than an aggregate of 100 Warrant Shares are then purchasable under all outstanding Warrants held by such Warrantholder). This Warrant, when exercisable, may be exercised from time to time in whole or in part. The foregoing notwithstanding, in the event the Company's stock price trades at a closing bid price of $5.00 or more for five
(5) consecutive trading days, the Company has the right to call the exercise of the Warrants exercisable for $2.50 for a period of thirty (30) days, after which the Warrants must be exercised or the Warrants will expire, and in the event the Company's stock price trades at a closing bid price of $7.00 or more for five
(5) consecutive trading days, the Company has the right to call the exercise of the Warrants exercisable for $5.00 for a period of thirty (30) days, after which the Warrants must be exercised or the Warrants will expire (the "Accelerated Termination Dates"). Notwithstanding the foregoing sentence, the Company shall not have the right to call for an Accelerated Termination Date unless the shares underlying the Warrants are either registered for sale or resale or otherwise saleable without securities registration restrictions.

                  3.2      Exercise of Warrants.
                           --------------------
                           (a)     Payment of the Warrant Price shall be made in
cash, by certified or official bank check in Los Angeles Clearing House funds (next day funds), or any combination thereof.

                           (b)     Upon surrender of the Warrants and payment of
the Warrant Price as aforesaid,the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrantholder, and (subject to any applicable restrictions on transfer) in such name or names as the Warrantholder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon such exercise of the Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional shares otherwise issuable upon such surrender. Such certificate or certificates, to the extent permitted by law, shall be deemed to have been issued and any person so designated to be named therein shall be defined to have become a holder of record of such securities as of the date of surrender of the Warrants and payment of the Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the transfer books of the Company shall then be closed. The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that a Warrant is exercised in respect of less than all of the Warrant Shares specified therein at any time prior to the Termination Date or the Accelerated Termination Date, a new Warrant evidencing the remaining Warrant Shares purchasable by such Warrantholders hereunder shall be issued by the Company to such Warrantholders.

         All expenses incurred by the Company in complying with this Section, including without limitation all registration and filing fees, listing fees, printing expense, fees and disbursements of all independent accountants, or counsel for the Company and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.

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

                  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         Section 4. Validity; Payment of Taxes. All securities delivered upon exercise of a Warrant shall be duly and validly issued and non-assessable. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants and the Warrant Shares issuable upon the exercise of the Warrants; provided, however, the Company shall not be required to pay any tax which may be payable in respect of any secondary transfer of the Warrants or the Warrant Shares.

         Section 5. Mutilated or Missing Warrants. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant which may include an indemnity of lost certificate or such other documentation as is required by applicable law.

         Section 6. Reservation of Shares. The Company represents and warrants to the Warrantholder that there has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, such number of Shares as shall be subject to purchase under the Warrants. Every transfer agent for the Shares and other securities of the Company issuable upon the exercise of the Warrants shall be irrevocably authorized and directed at all times to reserve such number of authorized shares and other securities as shall be requisite for such purpose. The Company shall keep a copy of this Agreement on file with every transfer agent for the Shares and other securities of the Company issuable upon the exercise of the Warrants. The Company shall supply every such transfer agent with duly executed certificates, as appropriate, for such purpose and shall provide or otherwise make available any cash which may be payable in lieu of the issuance of fractional shares, as provided in Section 9 hereof.

         Section 7. Warrant Price. The price per share at which Warrant Shares shall be purchasable upon the exercise of the Warrants shall be $2.50 or $5.00 per share, as provided on the Warrant Certificate issued for each Warrant, subject to adjustment pursuant to Section 8 hereof (as so adjusted from time to time, the "Warrant Price").

         Section 8. Adjustments of Number of Warrant Shares and Warrant Price. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  8.1 Adjustments. The number of Warrant Shares purchasable upon
                      -----------
the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

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

                      (a) In case the Company shall (i) make a distribution on its Shares in the Company's securities, (ii) subdivide its outstanding Shares into a greater number of shares, (iii) combine its outstanding Shares into a smaller number of shares or (iv) issue, by reclassification of its Shares or other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) replacement shares, the number of Warrant Shares purchasable upon exercise of a Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of WarrantShares, and other securities of the Company which such holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 8.1(a) shall become effective immediately after the effective date of such event.

                      (b) No adjustment in the number of Warrant Shares purchasable pursuant to subsection 8.1(a) hereof shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of Warrant Shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of Warrant Shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants would become exercisable; provided, however, that any adjustments which by reason of this subsection 8.1(b) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                      (c) Whenever the number of Warrant Shares purchasable upon the exercise of a Warrant is adjusted as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

                      (d) For the purpose of this Section 8, the term "Shares" shall mean the shares of common stock of the Company at the date of this Agreement. In the event that at any time, as a result of an adjustment made pursuant to this Section 8, a Warrantholder shall become entitled to purchase any securities of the Company other than Shares,(i) if the Warrantholder's right to purchase is on any other basis than that available to all holders of the Company's Shares, the Company shall obtain an opinion of a reputable investment banking firm valuing such other securities and (ii) thereafter the number of such other securities so purchasable upon exercise of a Warrant and the Warrant Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 8.

                      (e) Whenever the number of Warrant Shares purchasable upon the exercise of a Warrant or the Warrant Price is adjusted pursuant to this


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Section 8, the Company shall cause to be promptly  mailed to each  Warrantholder by first class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of Shares and other securities purchasable upon the exercise of such Warrantholder's Warrant and the applicable Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  8.2 Preservation of Purchase Rights upon Reclassification, Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or other entity or in case of any sale, lease, conveyance or other transfer to another corporation, person or other entity of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, person or other entity, as the case may be, shall execute with the Warrantholder, and the agreements governing such conversion, consolidation, merger, sale, lease, conveyance or other transfer shall require such execution of, an agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such event, upon exercise of the Warrants, to receive the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such conversion, consolidation, merger, sale, lease, conveyance or other transfer had the Warrants (and each underlying security) been exercised immediately prior to such action. The Company shall promptly mail to each Warrantholder by first class mail, postage prepaid, notice of the execution of any such agreement. In the event of a merger described in
Section 368(a)(2)(E) of the Internal Revenue Code of 1986, in which the Company is the surviving corporation, the right to purchase Warrant Shares under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants its warrant which entitles the holder thereof to purchase upon its exercise the kind and amount of shares and other securities and property which it would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this subsection 8.2 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in
Section 8 hereof, and shall provide for terms and provisions at least as favorable to the Warrantholder as those contained in this Agreement. The provisions of this subsection 8.2 shall similarly apply to successive consolidations, mergers, sales, leases, conveyances or other transfers.

                  8.3 Statement on Warrant Certificates. Irrespective of any adjustments in the number of securities issuable upon exercise of Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrant certificates initially issuable pursuant to this Agreement, provided that such expression shall in no way affect the number of Warrant Shares actually purchasable upon the exercise of such Warrants.

         Section 9. Fractional Shares; Current Market Price. The Company shall not be required to issue fractional Shares on the exercise of a Warrant. If any fraction of a Share would, except for the provisions of this Section 9, be


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issuable  upon the exercise of a Warrant (or  specified  portion  thereof),  the
Company shall in lieu thereof pay an amount in cash equal to the then Current Market Price multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Shares are traded on the Nasdaq Stock Market ("Nasdaq") or on a national securities exchange, the average per share closing price of the Shares for the five (5) consecutive trading days preceding the date of exercise, as reported by Nasdaq or on the principal stock exchange on which it is listed, as the case may be, on the date of exercise of the Warrant or, with respect to any adjustment pursuant to Section 8.1 hereof, on the date immediately preceding the announcement of the event causing such adjustment; or (ii) if the Shares are traded in the over-the-counter market and not on Nasdaq or any national securities exchange, the average of the per share closing bid prices of the Shares on the thirty (30) consecutive trading days immediately preceding the date in question, as reported by a generally accepted reporting service; or (iii) if trading in the Shares are not reported on any generally accepted reporting, the Current Market Price shall be the price of a Share determined by the Company's Board of Directors in good faith (which shall, in no event, be less than the "Current Market Price" (calculated as set forth above) of the securities into which the Shares could be converted).

         Section 10. No Rights as Shareholder; Notices to Warrantholder. Except as expressly provided herein, nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive allocations and distributions, consent or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

                       (a) any action which would require an adjustment pursuant to Section 8 hereof;

                       (b) an issuance by the Company of rights, options, warrants or convertible securities to all or substantially all holders of its Shares, without any charge to such holders, containing the right to subscribe for or purchase Shares; or

                       (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety or substantially as an entirety) shall be proposed;

then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section 11 hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant distribution or other rights or for the determination of shareholders entitled to vote on such proposed dissolution, liquidation or winding up; provided that the failure to give such notice shall not affect the validity of such action. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

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

         Section 11. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed, delivered by hand or transmitted by any standard form of telecommunication. Notices to the Warrantholders or a holder of Warrant Shares shall be directed to the record address of such Warrantholder. Notices to the Company shall be directed to the Company,
Attention: Investor Relations, at its principal executive offices as set forth in the Memorandum. Any address for purposes of notice may be changed by giving notice of such change to the other parties hereto in the same manner as provided herein.

         Section 12. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Company, the Warrantholder, the holders of Warrant Shares, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

         Section 13. Survival of Representations and Warranties. All statements contained in any schedule, exhibit, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive the termination of this Agreement and the issuance, sale and delivery of the Warrant and the Warrant Shares.

         Section 14. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to conflict of laws principles thereof.

         Section 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

         Section 16. Entire Agreement, Amendments. This Agreement constitutes the entire agreement of the parties hereto concerning the subject matter hereof and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended, modified or altered except in a writing signed by Warrantholders of record entitled to exercise a majority of shares underlying all then outstanding Warrants as of the date of such amendment and the Company.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the day and year first above written.


                                         GPN NETWORK, INC.



                                        By:    ____________________________
                                               Name:  _____________________
                                               Title: _____________________

THIS WARRANT AND THE SECURITIES PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH WARRANTS AND SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


Holder:    _____________________                  Warrant Certificate No:______

Number of Warrants:  ______________

                                 ---------------

                                GPN NETWORK, INC.


         This certifies that, for value received, the registered holder set forth above or assigns (the "Warrantholder"), is entitled to purchase from GPN NETWORK, INC., a Delaware corporation (the "Company"), at any time during the period commencing on the date of completion of a private placement of securities by the Company or its successor in interest (a "Private Placement") and before 5:00 p.m., Pacific time, on December 31, 2003, at the purchase price per share of [$2.50 or $5.00] (the "Warrant Price"), the number of shares of common stock of the Company, (the "Shares") set forth above (which Shares are referred to herein as the "Warrant Shares"). The foregoing notwithstanding, in the event the Company's stock price trades at a closing bid price of [$5.00 for $2.50 Warrants or $7.00 for $5.00 Warrants] or more for five (5) consecutive trading days, the Company has the right to call the exercise of the Warrants for a period of thirty (30) days, after which the Warrants must be exercised or the Warrants will expire, unless the shares underlying the warrants are not then registered for sale or resale or otherwise saleable without securities registration restrictions. The number of Shares of the Company purchasable upon exercise of each Warrant evidenced hereby shall be subject to adjustment from time to time as set forth in the Warrant Agreement, dated as of December 1, 2000 (the "Warrant Agreement"), by and between the Company and each of the record owners of Warrants issued under such Warrant Agreement.

         The Warrants evidenced hereby are issued under and in accordance with the Warrant Agreement, and are subject to the terms and provisions contained in the Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

         The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided hereon) and simultaneous payment of the Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in any manner allowed in the Warrant Agreement.

         Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Warrant Shares as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Warrant Shares as evidenced by the Warrant or Warrants exchanged. No fractional securities shall be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.

         This Warrant Certificate does not entitle any Warrantholder to any of the rights of a shareholder of the Company.

                                       GPN NETWORK, INC.


                                       By:    ________________________________
                                              Name:  _________________________
                                              Title: _________________________

Dated ____________  __, 2000

ATTEST:

- -------------------
Name:______________
Title:_______________

                                GPN NETWORK, INC.

                                     Warrant

                                  PURCHASE FORM


GPN NETWORK, INC. (the "Company")
- ---------------------------------
- ---------------------------------
Attention:  President

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _____ shares of common stock of the Company (the "Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued in the name of:

                   ------------------------------------------
         (Please print or Type Name, Address and Social Security Number)

                   ------------------------------------------

                   ------------------------------------------

and, if said number of Warrant Shares shall not be all the Warrant Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Warrant Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Dated:_________________

Name of Warrantholder
or Assignee:               _________________________
                                 (Please Print)
Address:                   _________________________

                           _________________________

Signature:                 _________________________

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:_____________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange of the National Association of Securities Dealers, Inc.)

                                GPN NETWORK, INC.

                                     Warrant

                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrants)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the right to purchase _____ Warrant Shares represented by the within Warrant Certificate unto, and requests that a certificate for such Warrant be issued in the name of:


                      -------------------------------------
          (Name and Address of Assignee Must be Printed or Typewritten)

                      -------------------------------------

                      -------------------------------------

hereby irrevocably constituting and appointing _______________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises and, if said number of Warrant Shares shall not be all of the Warrant Shares purchasable under the within Warrant Certificate, that a new Warrant Certificate for the balance of the Warrant Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder and delivered to such Warrantholder's address as then set forth on the Company's books.


Dated:_______________                            ____________________________
                                                 Signature of Registered Holder

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:_____________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)